SPDR SSgA Risk Aware ETF	RORO

(NYSE Ticker)

SUMMARY PROSPECTUS - SEPTEMBER 9, 2014

Before you invest in the SPDR SSgA Risk Aware ETF (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s prospectus and statement of additional information dated September 9, 2014, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=RORO. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

INVESTMENT OBJECTIVE
The SPDR SSgA Risk Aware ETF (the “Fund”) seeks to provide competitive returns compared to the broad U.S. equity market and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below reflect the expenses of both the Fund and the Portfolio (defined below) and do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES * (expenses that you pay each year as a percentage of the value of your investment):
MANAGEMENT FEES **	0.50%
DISTRIBUTION AND SERVICE (12b-1) FEES	0.00%
OTHER EXPENSES ***	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	0.50%

*	The Fee Table and the Example reflect the fees and expenses of both the Fund and the Portfolio.

**	The management fee paid to the Adviser is reduced by the proportional amount of the advisory fee of the Portfolio.

***	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3
$51	$160

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests substantially all of its assets in the State Street Risk Aware Portfolio (the “Portfolio”), a separate series of the SSgA Master Trust with an identical investment objective as the Fund. As a result, the Fund invests indirectly through the Portfolio.

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In seeking its objective, the Portfolio invests in a selection of equity securities. In selecting securities for the Portfolio, the Adviser will utilize a proprietary quantitative investment process to measure and predict investor risk preferences. This investment process recognizes that the attributes that render a particular security “risky” or “safe” from an investor’s perspective will change over time. The process therefore will begin with a broad set of plausible dimensions of risk, or factors that may be viewed by investors as contributing to a security’s risk level at any given time. This set will include, among many other items, market beta, liquidity, exposure to certain commodities, leading economic indicators, currency, credit risk, and performance differences between cyclical and defensive sectors. The Adviser will then use a sequence of procedures to develop a subset of attributes representing those it believes to be relevant to investors at a given time. This subset will help form the Adviser’s forecast for aggregate risk appetite and assist the Adviser in generating the groups of securities likely to benefit the most and least in light of that forecast.

Different predictions of risk appetite may result in portfolios that are more defensive or risk-seeking, based on what the market considers safe and/or risky at a given time. For example, during periods of anticipated investor preference for low risk, the Adviser will adjust the Portfolio’s composition to be defensive and may increase exposure to large cap companies. On the other hand, during periods of anticipated investor preference for high risk, the Adviser will adjust the Portfolio’s composition to be risk-seeking and may increase exposure to small cap companies. Similarly, exposures to value, growth, quality and other themes will vary depending on how they align with investor risk appetite at a given time. In periods of anticipated investor preference for moderate risk, the Portfolio’s composition will more closely reflect the weighted composition of the Russell 3000 Index.

The Adviser believes the ebbing and flowing of risk preferences give this strategy the potential to provide competitive returns relative to the Russell 3000 Index over the long term. The Portfolio will be non-diversified for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, it is expected that the Portfolio will have exposure to a diversified mix of equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Because the Fund invests substantially all of its assets in the Portfolio, it is subject to substantially the same risks as those associated with the direct ownership of the securities in which the Portfolio invests.

EQUITY INVESTING RISK:  The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

COMPANY RISK:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

FACTOR RISK:  The market may reward certain factors for a period of time and not others. By way of example, during periods of risk-seeking, credit risk and volatility may be rewarded while during defensive periods, exposure to gold may be rewarded. The returns for a specific factor may vary significantly relative to other factors and may increase or decrease significantly during different phases of an economic cycle. If the Portfolio was overweight factors viewed unfavorably by the market and/or the Portfolio was underweight factors being rewarded by the market, the Portfolio would underperform relative to the market.

MANAGEMENT RISK:  The Portfolio is actively managed, and therefore the Portfolio is subject to the risk that the investments selected by the Adviser may cause the Portfolio to underperform relative to its benchmark or other funds with a similar investment objective.

NON-DIVERSIFICATION RISK:  The Portfolio is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Portfolio’s and, therefore, the Fund’s performance may be disproportionately impacted by the performance of relatively few securities.

TURNOVER RISK:  The Portfolio may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other

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securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect the Portfolio and, therefore, the Fund’s performance.

LARGE-CAPITALIZATION SECURITIES RISK:  Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

MID-CAPITALIZATION SECURITIES RISK:  Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

SMALL-CAPITALIZATION SECURITIES RISK:  Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

GROWTH STRATEGY RISK:  The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

VALUE STOCKS RISK:  A “value” style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns based on net assets and comparing the Fund’s performance to a broad based securities index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the Fund and the Portfolio.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Gary Lowe, Simon Roe, and John O’Connell.

GARY LOWE is a Vice President of the Adviser. He joined the Adviser in June 1998.

SIMON ROE is a Managing Director of the Adviser. He joined the Adviser in August 2002.

JOHN O’CONNELL is a Vice President of the Adviser. He joined the Adviser in April 2000.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Shares of the Fund may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your investment may be subject to taxes upon withdrawal.

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SPDR Series Trust

One Lincoln Street

Boston, MA 02111

Precise in a world that isn’t.SM	ROROSUMPRO